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                       METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED OCTOBER 20, 2003
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

Effective October 20, 2003, in the Class A and Class B products, we offer the Lifetime Income Solution ("LIS"), which is a guaranteed minimum income benefit rider to the contract. The LIS is only offered in states where the rider has been approved for sale.

IMPORTANT NOTE: This new LIS is not the Guaranteed Minimum Income Benefit described in the prospectus that was withdrawn from sale in July 2002.

                               DESCRIPTION OF LIS

GENERAL DESCRIPTION.

The LIS is designed to provide you with a predictable level of future income (for life) regardless of investment performance or actual account value. The LIS does not establish or guarantee an account value or a minimum return for any subaccount. The LIS provides a minimum guaranteed lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of the benefit is determined by applying the income base at the time you exercise the rider to the LIS Annuity Table specified in the LIS rider. The amount of lifetime income that the LIS guarantees may be less than the amount of annuity income that would be provided by applying your account value on your annuity date to then-current annuity purchase rates (See "Exercising the LIS Benefit" below).

The LIS may be exercised after a 10 year waiting period and then only within 30 days following a contract anniversary, provided that the exercise must occur no later than the 30 day period following the contract anniversary on or following the owner's 85th birthday. The LIS is only available for owners up through age 75, and you can only elect the LIS at the time you purchase the contract. This election is irrevocable. If you purchase the LIS, we will deduct an additional charge of 0.50% of the income base (see below) each year in arrears.



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The income base is the greater of (a) or (b) below.

         (a) HIGHEST ANNIVERSARY VALUE: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in account value attributable to each subsequent withdrawal (including any applicable withdrawal charge). On each contract anniversary prior to the owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the account value on the date of the recalculation.

         (b) ANNUAL INCREASE AMOUNT: On the issue date, the "Annual Increase Amount" is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the contract will be treated as if they were received on the date we issue the contract.) Thereafter, the Annual Increase Amount is equal to (i) less
                  (ii), where:

                  (i) is purchase payments accumulated at the annual increase rate. The annual increase rate is 5% per year through the contract anniversary on or following the owner's 85th birthday and 0% thereafter; and

                  (ii) is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a contract year are determined according to (1) or (2) as defined below:

                      (1) The withdrawal adjustment for each withdrawal in a contract year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in account value attributable to that withdrawal (including any applicable withdrawal charge); or

                      (2) If total withdrawals in a contract year are 5% or less of the Annual Increase Amount on the previous contract anniversary (or purchase payments in the first 120 days) and if these withdrawals are paid to you (or the annuitant if the contract is owned by a non-natural person) or other payee we agree to, the total withdrawal adjustments for that contract year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that contract year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that contract year.

In determining LIS annuity income, an amount equal to the withdrawal charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the income base.



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The Highest Anniversary Value does not change after the contract anniversary immediately preceding the owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in account value attributable to each subsequent withdrawal (including any applicable withdrawal charge). The Annual Increase Amount does not change after the contract anniversary on or following the owner's 85th birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described in (b)(ii) above.

THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS, IS ONLY USED FOR PURPOSES OF CALCULATING THE LIS ANNUITY PAYMENTS AND THE RIDER CHARGE, AND DOES NOT REFLECT A GUARANTEED RETURN ON YOUR ACCOUNT VALUE.

OWNERSHIP

If the owner is a natural person, the owner must be the annuitant. If a non-natural person owns the contract, the annuitant will be considered the owner in determining the income base and LIS annuity payments. If joint owners are named, the age of the older will be used to determine the income base and LIS annuity payments.

LIS ANNUITY TABLE

The LIS Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per year. The rate applied will depend upon the annuity option elected and the attained age and sex of the annuitant and joint annuitant, if applicable.

EXERCISING THE LIS RIDER

If you exercise the LIS, you must elect to receive annuity payments under one of the following fixed annuity options:

         (1) Life annuity with 10 years of annuity payments guaranteed. For annuitization ages over 79, the guaranteed component of the life annuity is reduced as follows:

                ---------------------------- ------------------------
                  AGE AT ANNUITIZATION          GUARANTEE PERIOD
                ---------------------------- ------------------------
                             80                         9
                ---------------------------- ------------------------
                             81                         8
                ---------------------------- ------------------------
                             82                         7
                ---------------------------- ------------------------
                             83                         6
                ---------------------------- ------------------------
                          84 and 85                     5
                ---------------------------- ------------------------

         (2) Joint and last survivor annuity with 10 years of annuity payments guaranteed

These options are described in the contract and the LIS rider.

If you exercise the LIS, your annuity payments will be the greater of:

         o the annuity payment determined by applying the amount of the income base to the LIS Annuity Table, or

         o the annuity payment determined for the same annuity option in accordance with the base contract. (See "Annuity Payment (The Income Phase)")



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Partial annuitizations are not permitted under the LIS. Also, you may only elect an annuity date that is within 30 days following any contract anniversary and after the expiration of the waiting period. The waiting period is ten (10) contract years from the issue date.

If you take a full withdrawal of your account value, your contract is terminated by us due to its small account value and inactivity (See "Purchase - Purchase Payments" in the prospectus), or your contract lapses and if there remains any income base, we will commence making income payments within 30 days of the date of the full withdrawal, termination, or lapse. In such cases, your income payments under this benefit, if any, will be determined using the income base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination, or lapse.

If you choose not to receive annuity payments as guaranteed under the LIS, you may elect any of the annuity options available under the contract.

LIS RIDER CHARGE

LIS rider charges are equal to 0.50% of the income base at the time the charge is assessed. The charge is assessed at the first contract anniversary, and then at each subsequent contract anniversary up to and including the anniversary on or immediately preceding the date the LIS is exercised. Upon full withdrawal or any annuitization, a pro rata portion of the LIS charge will be assessed.

The LIS charge will be deducted from your account value and will result in the cancellation of accumulation units from each applicable subaccount of the variable account and/or a reduction in the account value allocated to the fixed account in the ratio the account value in a subaccount and/or the fixed account bears to the total account value.

TERMINATION PROVISIONS

Except as otherwise provided in the LIS rider, the LIS will terminate upon the earliest of:

         a) The 30th day following the contract anniversary on or following your 85th birthday;

         b)   The date you make a complete withdrawal of your account value;

         c) The date you elect to receive annuity payments under the contract and you do not elect to receive annuity payments under the LIS;

         d) Death of the owner or joint owner (unless the spouse (aged 84 or younger) is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract; or

         e) A change for any reason of the owner or joint owner or the annuitant if a non-natural person owns the contract.



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LIS AND QUALIFIED CONTRACTS

The LIS may have limited usefulness in connection with a qualified contract, such as an IRA (See "Federal Income Tax Status - Taxation of Qualified Contracts"), in circumstances where the owner is planning to exercise the LIS on a date later than the beginning date of required minimum distributions under the contract. In such event required minimum distributions received from the contract will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the LIS. You should consult your account representative or tax advisor

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR YOUR REFERENCE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE.

                       THIS SUPPLEMENT SHOULD BE READ AND
                         RETAINED FOR FUTURE REFERENCE.